IDEAYA Biosciences Corporate Presentation November 2019 Exhibit 99.2 EXHIBIT 99. 2 IDEAYA Biosciences Corporate Presentation November 2019

Safe Harbor Statement CONFIDENTIAL Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of IDEAYA Biosciences, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding the Company’s target discovery platform or new target validation efforts as creating opportunities for research and development initiatives; any projections of financial information, market opportunities, cash runway or profitability; any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for development programs or future operations; any statements about the timing of preclinical research, clinical development, regulatory filings, manufacturing or release of data; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and any current and periodic reports filed thereafter. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation concerns anticipated products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). It is currently limited by Federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. Safe Harbor Statement Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of IDEAYA Biosciences, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding the Company’s target discovery platform or new target validation efforts as creating opportunities for research and development initiatives; any projections of financial information, market opportunities, cash runway or profitability; any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for development programs or future operations; any statements about the timing of preclinical research, clinical development, regulatory filings, manufacturing or release of data; any statements of expectation or belief regarding future events, potential markets or market size, or technology developments; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and any current and periodic reports filed thereafter. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation concerns anticipated products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). It is currently limited by Federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. IDEAYA Biosciences 2 CONFIDENTIAL

IDEAYA Biosciences

Oncology Focused Precision Medicine Company

PRECISION MEDICINE TARGET CLASSES

Direct Targeting of Oncogenic Pathways

The NEW ENGLAND JOURNAL of MEDICINE

Mutations in GNA11 in Uveal Melanoma

Increasing awareness in the scientific literature of the relevance of GNAQ and GNA11 mutations and of kinase fusions in cancer

Synthetic Lethality (SL)

CellPress

Werner Syndrome Helicase is Required for the Survival of Cancer Cells with Microsatellite Instability

IDEAYA Publication March 2019

IDEAYA HIGHLIGHTS

Clinical stage precision medicine pipeline	IDE196 Interim Data Q2/Q3 2020 Pursuing Single-Arm Accelerated Approval Pathway
Targeting multiple SL development candidates	MAT2A Preclinical Data H1'20 MAT2A IND H2'20
Programs are biomarker enabled	GNAQ/GNA11, MTAP, BRCA/HRD, MSI-High
Extensive drug discovery capabilities	Dual CRISPR & Structural Biology
Public Company (NASDAQ: IDYA)	Anticipate cash runway into Q3'21 Analysts: JPM, Citi, Jefferies, RW Baird, Oppenheimer
Proven leadership team	100+ years collective experience

NEJM November 2010; Cell Press – iScience March 2019

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IDEAYA BIOSCIENCES

IDEAYA Organization Proven Leadership Team From Top Oncology Companies Michael Dillon, Ph.D. SVP, Chief Scientific Officer, Head of Research Julie Hambleton, M.D. SVP, Chief Medical Officer, Head of Development Jason Throne, J.D. VP, General Counsel Bao Truong, VP, Head of Regulatory Mark Lackner, Ph.D. SVP, Head of Biology & Translational Sciences Director and Principal Scientist, Genentech Paul Stone, J.D. SVP, Chief Financial Officer Partner, General Counsel and COO, 5AM Ventures VP Regulatory Affairs, Ignyta COO at Flexus Biosciences Global Discovery Chemistry Head, Oncology, NIBR VP, Head of US Medical Affairs, Bristol-Myers Squibb VP, General Counsel, NeoTract; Associate General Counsel, Thoratec LEADERSHIP TEAM Yujiro Hata, M.B.A. President, Chief Executive Officer, Director Paul Barsanti, Ph.D. VP, Head of Drug Discovery Executive in Residence, 5AM Ventures IDEAYA Biosciences IDEAYA Organization Proven Leadership Team From Top Oncology Companies LEADERSHIP TEAM Yujiro Hata, M.B.A. President, Chief Executive Officer, Director COO at Flexus Biosciences Michael Dillon, Ph.D. SVP, Chief Scientific Officer, Head of Research Global Discovery Chemistry Head, Oncology, NIBR Julie Hambleton, M.D. SVP, Chief Medical Officer, Head of Development VP, Head of US Medical Affairs, Bristol-Myers Squibb Bao Truong, VP, Head of Regulatory VP Regulatory Affairs, Ignyta Paul Stone, J.D. SVP, Chief Financial Officer Partner, General Counsel and COO, 5AM Ventures Mark Lackner, Ph.D. SVP, Head of Biology & Translational Sciences Director and Principal Scientist, Genentech Paul Barsanti, Ph.D. VP, Head of Drug Discovery Executive in Residence, 5AM Ventures Jason Throne, J.D. VP, General Counsel VP, General Counsel, NeoTract; Associate General Counsel, Thoratec 4

IDEAYA's Precision Medicine Oncology Pipeline

Candidate Pipeline

		Indication	Biomarker	Preclinical	IND	Phase 1	Phase 2	Registration Enabling	Status
Direct Targeting	IDE196 *PKC inhibitor*	MUM Mono	GNAQ/11						Launch Single-Arm Ph2 Trial Q4'19 Potential Registration-Enabling
		Non-MUM Solid Tumors	GNAQ/11						Ph1/2 Non-MUM Basket Trial FPI Q3'19
		MUM Combo	GNAQ/11						Preclinical Validation
		NSCLC + EGFRi	PKC-delta						Preclinical Validation

Research Pipeline

		Indication	Biomarker	Preclinical	IND	Phase 1	Phase 2	Registration Enabling	Status
Synthetic Lethality	MAT2A	Solid Tumors	MTAP						Targeting IND H2'20
	PARG	Solid Tumors	BER, BRCA						Preclinical Discovery & Translational Research
	Pol-theta	Solid Tumors	HRD/BRCA						
	WRN	Solid Tumors	High-MSI						

Registration-Enabling: Phase 3 or Phase 2 (Accelerated Approval pathway)
PKC = protein kinase C, MUM = metastatic uveal melanoma, NSCLC = non small cell lung cancer
HRD = homologous recombination deficiency, MSI = microsatellite instability

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Mutations in small GTPases, GNAQ or GNA11, can lead to activation of PKC signaling, a genetic driver of cancer Van Raamsdonk, CD, et. al, Nature 2009; Van Raamsdonk CD, et. al, NEJM 2010; Piperno-Neumann S, et. al, J Clin Oncol 2014; Oncotarget, May 2016, Carita et al Activating GNAQ or GNA11 mutations in 90% of uveal melanoma patients Likely pathogenic “hot spot” mutations have been identified in other solid tumors Found in multiple solid tumors, including cutaneous melanoma and colorectal Preclinically evaluating potential combinations with MEK and additional mechanisms Enhanced preclinical in vivo efficacy of PKC inhibitor in combo with MEK IDE196 IDEAYA Biosciences Mutations in small GTPases, GNAQ or GNA11, can lead to activation of PKC signaling, a genetic driver of cancer Activating GNAQ or GNA11 mutations in 90% of uveal melanoma patients Likely pathogenic “hot spot” mutations have been identified in other solid tumors Found in multiple solid tumors, including cutaneous melanoma and colorectal Preclinically evaluating potential combinations with MEK and additional mechanisms Enhanced preclinical in vivo efficacy of PKC inhibitor in combo with MEK Van Raamsdonk, CD, et. al, Nature 2009; Van Raamsdonk CD, et. al, NEJM 2010; Piperno-Neumann S, et. al, J Clin Oncol 2014; Oncotarget, May 2016, Carita et al 6 [BAR CHART]

Rare Oncology Indication Comps IDE196 Opportunity – Potential Addressable Market Solid Tumors Having GNAQ/11 Mutations GNAQ/GNA11 Patients in US & EU5 (Patients in 1,000’s) US and EU5 ~3.5 K GNAQ/11 Metastatic Uveal Melanoma (MUM) ~2.5 K GNAQ/11 Other Solid Tumors (Hotspot) ROS1 Advanced NSCLC per Turning Point Therapeutics 11/2019 corporate presentation prevalence estimates (160000 US + 117000 EU5) * 2% mutation rate HRASm HNSCC estimates per KURA Oncology 11/2019 corporate presentation (2900-4700 patients US) FGFR2 rearrangements in cholangiocarcinoma per Incyte 6/2019 press release guidance (~2000-3000 patients US/EU/JPN) TRK fusion per LOXO 11/2018 Corporate presentation Ex 99.2 (2,500-3000 patients US) 4L GIST estimates per Deciphera 11/2019 corporate presentation (~2100 patients US) IDE196 Opportunity – Potential Addressable Market Solid Tumors Having GNAQ/11 Mutations GNAQ/GNA11 Patients in US & EU5 Rare Oncology Indication Comps [BAR CHART] [BAR CHART] US and EU5 ~3.5 K GNAQ/11 Metastatic Uveal Melanoma (MUM) ~2.5 K GNAQ/11 Other Solid Tumors (Hotspot) ROS1 Advanced NSCLC per Turning Point Therapeutics 11/2019 corporate presentation prevalence estimates (160000 US + 117000 EU5) * 2% mutation rate HRASm HNSCC estimates per KURA Oncology 11/2019 corporate presentation (2900-4700 patients US) FGFR2 rearrangements in cholangiocarcinoma per Incyte 6/2019 press release guidance (~2000-3000 patients US/EU/JPN) TRK fusion per LOXO 11/2018 Corporate presentation Ex 99.2 (2,500-3000 patients US) 4L GIST estimates per Deciphera 11/2019 corporate presentation (~2100 patients US) 7

IDE196 is a potent and selective Protein Kinase C (PKC) Inhibitor IDE196 Compound Profile • Potent across key PKC isoforms • Single agent tumor regression in GNAQ/GNA11 mutant xenograft Highly selective against other kinases IDE196 IC50 (nM) PKC Activity IDE196 IC50 (nM) PKC Activity Classical Novel Atyp. alpha 25 beta 1 beta 2 gamma delta epsilon eta theta zeta 66 58 11 4 3 1 3 >2000 Kinome Selectivity LX196 = IDE196, Novartis data; AEB071 = Novartis 1st generation PKC inhibitor Single Agent IDE196 Induces Tumor Regression 92.1 mutant GNAQ xenograft [BAR CHART] [BAR CHART] [BAR CHART] 8 IDE196 Compound Profile IDE196 is a potent and selective Protein Kinase C (PKC) Inhibitor IDE196 IC50 (nM) PKC Activity Classical Novel Atyp. alpha beta 1 beta 2 gamma delta epsilon eta theta zeta 25 66 58 11 4 3 1 3 >2000 Single Agent IDE196 Induces Tumor Regression 92.1 mutant GNAQ xenograft Potent across key PKC isoforms Single agent tumor regression in GNAQ/GNA11 mutant xenograft Highly selective against other kinases Kinome Selectivity Tumor volume (mm3 +/- SEM) Days post implant LX196 = IDE196, Novartis data; AEB071 = Novartis 1st generation PKC inhibitor

Metastatic Uveal Melanoma (MUM) Removal of the eye (”enucleation”) Surgery to save eye Radiation treatment - Iodine-125 plaque - Proton beam Other treatments - Laser, tumor resection Treatment Options for Primary Disease ~ 90% of uveal melanoma patients harbor activating GNAQ or GNA11 mutation ~ 50% of uveal melanoma patients get metastatic disease, primarily to the liver No FDA-approved therapies Median overall survival (OS) approximately 10 months Historical response rates observed in published studies generally between 0 - 10% across various experimental therapies IDE196: Targeting Metastatic Uveal Melanoma (MUM) High Unmet Medical Need & Devastating Disease IDEAYA’s Vision Improving lives through transformative precision medicines Therapeutic Advances in Medical Oncology, Review, January 2018 • IDEAYA Biosciences IDE196: Targeting Metastatic Uveal Melanoma (MUM) High Unmet Medical Need & Devastating Disease Treatment Options for Primary Disease Removal of the eye (”enucleation”) • Surgery to save eye • Radiation treatment - Iodine-125 plaque - Proton beam • Other treatments - Laser, tumor resection IDEAYA’s Vision Improving lives through transformative precision medicines Metastatic Uveal Melanoma (MUM) ~ 90% of uveal melanoma patients harbor activating GNAQ or GNA11 mutation ~ 50% of uveal melanoma patients get metastatic disease, primarily to the liver No FDA-approved therapies Median overall survival (OS) approximately 10 months Historical response rates observed in published studies generally between 0 - 10% across various experimental therapies Therapeutic Advances in Medical Oncology, Review, January 2018 9

IDE196 Phase 1 Dose Escalation monotherapy results in Metastatic Uveal Melanoma AACR 2019, Novartis Data; Data cut-off: Sep 30 2018; Response data by investigator assessment Treatment LXS196 200 mg BID LXS196 300 mg BID LXS196 400 mg BID -30 22/30 (73%) Disease Control Rate (SD+PR+CR) 8/30 (27%) Tumor Regression >30% 4/30 (13%) ORR (PR+CR)* Change from baseline, % –100 –50 0 50 100 Prior IO Prior anti-PD-1/PD-L1 and/or anti-CTLA4 agents Median duration of response (mDOR): ~13 months As of September 13, 2019, 5 of 28 evaluable patients continue therapy >2 years# 1 confirmed Complete Response at month 31 # Of the five patients on therapy as of September 13, 2019, one patient has a CR, two patients have SD, and two patients experienced disease progression from a PR and SD after approximately 25 months and 22 months of treatment, respectively; these patients who have progressed experience ongoing clinical benefit and remain on study as allowed per protocol. * Duration of response for the four patients with confirmed responses was 91, 395, +554, and +668 days as of April 2019 SD = stable disease; PR = partial response, CR = complete response, ORR = overall rate of response IDE196 Phase 1 Dose Escalation monotherapy results in Metastatic Uveal Melanoma 22/30 (73%) Disease Control Rate (SD+PR+CR) 8/30 (27%) Tumor Regression >30% 4/30 (13%) ORR (PR+CR)* Median duration of response (mDOR): ~13 months As of September 13, 2019, 5 of 28 evaluable patients continue therapy >2 years# 1 confirmed Complete Response at month 31 Change from baseline, % AACR 2019, Novartis Data; Data cut-off: Sep 30 2018; Response data by investigator assessment # Of the five patients on therapy as of September 13, 2019, one patient has a CR, two patients have SD, and two patients experienced disease progression from a PR and SD after approximately 25 months and 22 months of treatment, respectively; these patients who have progressed experience ongoing clinical benefit and remain on study as allowed per protocol. * Duration of response for the four patients with confirmed responses was 91, 395, +554, and +668 days as of April 2019 SD = stable disease; PR = partial response, CR = complete response, ORR = overall rate of response [BAR CHART] 10

IDE196 Phase 1 monotherapy data provides potential to be backbone of care in Metastatic Uveal Melanoma

Ongoing IDE196 Phase 1 Clinical Trial (Novartis)

Agent	Trial	Disease Control Rate % (SD+PR+CR)	>30% Tumor Regression	ORR % (CR+PR)	Duration of CR/PR Responses (days)	Median PFS (months)
IDE196 BID (PKC) +	Phase 1	73%	27%	13%	91, 395, +554, +668 days	4.14

Prior clinical trials in MUM show unmet medical need

	Agent	Trial	Disease Control Rate % (SD+PR+CR)	>30% Tumor Regression (uPR+cPR)	ORR % (CR+PR)	Duration of Responses (days)	Median PFS (months)
Targeted Therapy	Selumetinib + Darcabazine (MEK + Chemo)*	Phase 3	~	~	3%	43, 56, & 146 days	2.8
	Trametinib (MEK)**	Phase 1	25%	0%	0%	~	1.8
Immuno Oncology	Ipilimumab (CTLA4)***	Retrospective Review	21%	~	4%	~	2.8
	Pembrolizumab, nivolumab or atezolizumab** (PD1 or PDL1)	Case Series	12.5%	~	3.6%	~	2.8

- + AACR 2019, Novartis Data; Data cut-off: Sep 30 2018; Response data by investigator assessment; average duration of response as of April 2019
- *Journal of Clinical Oncology, April 2018, Carjaval et al. Selumetinib in earlier Phase 1/2 trial had an ORR of 14% but did not confirm in Ph3; **Ther Adv Med Oncology, Feb 2018, Carjaval, et al. Trametinib SD ≥16 weeks; *** Journal of Clinical Oncology, Jan 2017, Deo et al
- Immunocore clinical studies of IMCgp100 (tebentafusp) had reported ORR of 14-18% and mPFS of 3.7-5.6 months among a total of 34 evaluable MUM patients with HLA-A2 allele (~50% MUM patients); Damato et al, 2019.
- Ipilimumab+Nivolumab (single site) Phase 2 reported ORR of 17%, mPFS of 6.3 months in 35 evaluable MUM patients; Pelster et al 2019 ASCO

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GNAQ/GNA11 Mutations Found in Multiple Cancers

Phase 1/2 Tissue Type Agnostic Basket Trial FPI Q2 2019

GNAQ/GNA11 Mutations Basket

Cancer Type	N	GNAQ (%)	GNA11 (%)	Total (%)
Uveal Melanoma (UM)	80	50	45	95
Cut. Melanoma (CM)	290	2.1	2.8	4.9
Colorectal	367	2.7	1.9	4.6
Pancreatic	126	0.8	1.6	2.4
Stomach	393	0.8	1.5	2.3
Cervical	194	1.0	1.0	2.0
Lung Adeno	533	0.9	0.8	1.7
Bladder	394	0.8	0.8	1.6

Foundation Medicine Patient Database

- GNAQ/GNA11 mutations found in 1.4% of tumors, of which ~25% are predicted to be pathogenic mutations which may activate PKC pathway

Functional validation ongoing for activating nature of GNAQ/11 non-hotspot mutations

Data estimates for GNAQ/GNA11 mutations from The Cancer Genome Atlas in cBioPortal

GNAQ/GNA11 Mutations Found in ctDNA


NAD
NAD
PD
PD
GNA11 Q209L
ctDNA (Copies/mL)
Time (weeks)
Ipilimumab/Nivolumab
0
50
100

ctDNA Diagnostics for Patient Identification

- Circulating tumor DNA with GNAQ/GNA11 mutations may be an early indicator of disease progression
- May enable early detection of patients likely to develop metastatic disease, potentially enabling selection for adjuvant therapy

Beasley et al JCO Precision Oncology 2018. NAD = No Active Disease; PD = Progressive Disease; Average period from diagnosis of primary uveal melanoma to metastatic disease is 3 ½ to 15 years

IDEAYA BIOSCIENCES

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Existing Commercially Available Diagnostics

Provide Path to Execute GNAQ/GNA11 Basket Trial



CDx
CDx
LIQUID
LIQUID

FOUNDATIONONE CDx™

- GNAQ/GNA11 mutations listed on Foundation NGS panel

FOUNDATIONONE® LIQUID

- GNAQ/GNA11 mutations listed on ctDNA liquid biopsy panel

GUARDANT360™

- GNAQ/GNA11 mutations listed on ctDNA liquid biopsy panel

Point Mutations (SNVs) (73 Genes)			
AKT1	ALK	APC	AR
BRAF	BRCA1	BRCA2	CCND1
CDK4	CDK6	CDKN2A	CTNNB1
ESR1	EZH2	FBXW7	FGFR1
GNA11	**GNAQ**	GNAS	HNF1A
JAK2	JAK3	KIT	KRAS

ThermoFisher SCIENTIFIC

- GNAQ/GNA11 mutations listed on Oncomine NGS panel



iontorrent
Oncomine Comprehensive Assay v3

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GNAQ/GNA11 Mutations and TMB in Skin Melanoma BRAF/NRAS & GNAQ/GNA11 Profile GNAQ/GNA11 Skin Melanoma patients are genetically distinct from BRAF & have low TMB, providing a lack of therapeutic options Skin Melanoma BRAF – non-V600E BRAF – V600E* NRAS- MT* GNAQ/GNA11- Q209 GNAQ/GNA11-R183 = exclusivity = neutral GNAQ/GNA11- Mutant Melanoma Non-GNAQ/GNA11- Mutant Melanoma IO = immuno-oncology; TMB = tumor mutational burden; Tumor mutation burden data and mutation status from Foundation Medicine Insights database; Exclusivity based on Genie analysis: values are based on observed vs expected mutations ratio compared to the WT group (WT BRAF, WT NRAS) * p-value < 10-3 for lack of co-occurrence of GNAQ/GNA11 (Q209/R183) mutations and BRAF V600E and NRAS MT Melanoma tumors with GNAQ/GNA11 hotspot mutations have low TMB, consistent with lack of activity for IO agents GNAQ/GNA11 melanoma patients largely not addressable by BRAF inhibitors 50 40 30 20 10 0 Number of Samples TMB Low TMB High 1500 1250 1000 500 250 0 Number of Samples 750 TMB Low TMB High IDEAYA Biosciences GNAQ/GNA11 Skin Melanoma patients are genetically distinct from BRAF & have low TMB, providing a lack of therapeutic options GNAQ/GNA11 Mutations and TMB in Skin Melanoma Melanoma tumors with GNAQ/GNA11 hotspot mutations have low TMB, consistent with lack of activity for IO agents GNAQ/GNA11- Mutant Melanoma Non-GNAQ/GNA11- Mutant Melanoma BRAF/NRAS & GNAQ/GNA11 Profile GNAQ/GNA11 melanoma patients largely not addressable by BRAF inhibitors Skin Melanoma = exclusivity = neutral BRAF – non-V600E BRAF – V600E* NRAS- MT* GNAQ/GNA11- Q209 GNAQ/GNA11-R183 Number of Samples Number of Samples TMB Low TMB High IO = immuno-oncology; TMB = tumor mutational burden; Tumor mutation burden data and mutation status from Foundation Medicine Insights database; Exclusivity based on Genie analysis: values are based on observed vs expected mutations ratio compared to the WT group (WT BRAF, WT NRAS) * p-value < 10-3 for lack of co-occurrence of GNAQ/GNA11 (Q209/R183) mutations and BRAF V600E and NRAS MT 14

IDE196 Development Plan

Monotherapy and Combinations

IDE196 Monotherapy

IDE196
Monotherapy

Phase 2 Potential Registration-Enabling Trial
- Metastatic Uveal Melanoma
- Single-arm trial design based on EOP1 meeting with FDA
- Potential Accelerated Approval pathway in US

Potential Ph2 Registration Enabling Trial
- Targeting FPI Q4 2019
- On-track for NDA-filing Q4 2021 to Q1 2022

Phase 1/2 GNAQ/GNA11 Basket Trial
- Cutaneous Melanoma (CM)
- Colorectal, Other Solid Tumors

Ph1/2 Basket Trial
- FPI Achieved Q3 2019
- Foundation Medicine SmartTrials

IDE196 Combo

IDE196
Combo

MUM: IDE196 + MEKi combo
- Targeting to initiate clinical combo in H2 2020
- In vivo preclinical studies underway

NSCLC: IDE196 + EGFRi combo
- Preclinical validation ongoing
- Astra-Zeneca Preclinical Collaboration (Osimertinib + IDE196)

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IDEAYA BIOSCIENCES

PKC-delta implicated in EGFRi Resistance IDE196 Potential Indication Expansion EGFRi-resistant NSCLC Targeting PKC-delta as a Therapeutic Strategy against Heterogeneous Mechanisms of EGFR Inhibitor Resistance in EGFR-Mutant Lung Cancer Inhibition of PKC-delta sensitizes TKI-resistant EGFR-mutant NSCLC to EGFR TKI Target Population: 40% EGFRi resistant NSCLC conferred through PKC-delta Biomarker: nuclear localization of PKC-delta December 2018 Tumor size (mm3) Tumor size (mm3) Days after treatment Days after treatment H1975 - EGFR-mut (T790M) TM0204 PDX - EGFR-mut (T790M) Cancer Cell, Dec 2018, Sotra = PKC inhibitor, Gef = EGFRi gefitinib, AZD9291 = EGFRi osimertinib IDE196 + EGFRi (Osi) In Vivo Efficacy Validation IDEAYA data; performed at Charles River Labs (CRL) Ongoing preclinical collaboration with Astra-Zeneca for Osimertinib + IDE196 combo characterization Astra-Zeneca / IDEAYA collaboration agreement, August 2019 IDE196 Potential Indication Expansion EGFRi-resistant NSCLC PKC-delta implicated in EGFRi Resistance December 2018 Targeting PKC-delta as a Therapeutic Strategy against Heterogeneous Mechanisms of EGFR Inhibitor Resistance in EGFR-Mutant Lung Cancer Inhibition of PKC-delta sensitizes TKI-resistant EGFR-mutant NSCLC to EGFR TKI Target Population: 40% EGFRi resistant NSCLC conferred through PKC-deltaBiomarker: nuclear localization of PKC-delta H1975 - EGFR-mut (T790M) TM0204 PDX - EGFR-mut (T790M) Tumor size (mm3) Days after treatment Days after treatment Cancer Cell, Dec 2018, Sotra = PKC inhibitor, Gef = EGFRi gefitinib, AZD9291 = EGFRi osimertinib IDE196 + EGFRi (Osi) In Vivo Efficacy Validation Ongoing preclinical collaboration with Astra-Zeneca for Osimertinib + IDE196 combo characterization IDEAYA data; performed at Charles River Labs (CRL) Astra-Zeneca / IDEAYA collaboration agreement, August 2019 [Bar Chat] [Bar Chat] [Bar Chat] 16

Synthetic Lethality (SL) Platform & Capabilities

Emerging Class of Precision Medicine Targets

Synthetic Lethality Background

- Enables indirect targeting of TSG or oncogene
- PARP-BRCA provides SL clinical proof of concept
- Emerging class of precision medicine targets

Pre-SL Inhibitor Treatment



Viable Cancer Cell
Mutated Gene A
Normal Cell
Wild Type Gene A & B
Viable Cancer Cell
Mutated Gene A
Gene A = Biomarker;
Gene B = Drug Target

Post-SL Inhibitor Treatment



Non-Viable Cancer Cell
Mutated Gene A
Inhibited Gene B
Normal Cell
Wild Type Gene A & Inhibited Gene B

IDEAYA Synthetic Lethality Approach

Generating, validating and integrating vast synthetic lethality data sets:

- Discovery of novel precision medicine targets
- Biomarker discovery & validation
- 4 internal SL programs in research pipeline

Dual CRISPR

176 DDR Drug Targets
X
67 TSGs
(Biomarker)

~12,000 pairwise gene KO's per cell line

SL Strategic Alliances

UC San Diego

CANCER RESEARCH UK

UCSF University of California San Francisco



Dual CRISPR, CRISPR, siRNA
SL Discovery
Bioinformatics
Functional Validation

17

TSG = tumor suppressor gene

Today IDEAYA Synthetic Lethality Pipeline IDEAYA is advancing the next generation of biomarker-enabled Synthetic Lethality programs HRD = Homologous Recombination Deficiency, MSI = Microsatellite Instability MAT2A MTAP Deletion PARG BER, BRCA Pol-Theta HRD/BRCA Dual CRISPR SL Targets PARP HRD/BRCA Lynparza (AZ) Zejula (GSK/Tesaro) Rubraca (Clovis) Talzenna (Pfizer) Werner High-MSI IDEAYA BIOSCIENCES IDEAYA is advancing the next generation of biomarker-enabled Synthetic Lethality programs Today PARP HRD/BRCA Lynparza (AZ) Zejula (GSK/Tesaro) Rubraca (Clovis) Talzenna (Pfizer) IDEAYA Synthetic Lethality Pipeline MAT2A MTAP Deletion Pol-Theta HRD/BRCA Dual CRISPR SL Targets PARG BER, BRCA Werner High-MSI HRD = Homologous Recombination Deficiency, MSI = Microsatellite Instability 18

MAT2A Inhibition is Synthetic Lethal with MTAP Deletion MTAP Deletion Prevalence ~15% of all Solid Tumors MTAP Deletion Prevalence MTAP-MAT2A SL Biology Data from The Cancer Genome Atlas data in cBioPortal Cancer Type N MTAP Deletions (%) Glioblastoma 592 41 Mesothelioma 87 32 Esophageal 95 28 Bladder 411 26 Pancreatic 184 22 Melanoma 448 16 Lung Cancer (NSCLC) 1053 15 Head and Neck 523 14 Sarcoma 255 10 Esophagogastric 514 10 Diffuse Glioma 513 9 Breast 1084 3 Ovarian 585 3 Adrenocortical 92 3 Thymic 123 3 Hepatocellular 369 3 Renal non-clear cell 348 2 IDEAYA BIOSCIENCES MAT2A Inhibition is Synthetic Lethal with MTAP Deletion MTAP Deletion Prevalence ~15% of all Solid Tumors MTAP-MAT2A SL Biology MTAP Deletion Prevalence Cancer Type N MTAP Deletions (%) Glioblastoma 592 41 Mesothelioma 87 32 Esophageal 95 28 Bladder 411 26 Pancreatic 184 22 Melanoma 448 16 Lung Cancer (NSCLC) 1053 15 Head and Neck 523 14 Sarcoma 255 10 Esophagogastric 514 10 Diffuse Glioma 513 9 Breast 1084 3 Ovarian 585 3 Adrenocortical 92 3 Thymic 123 3 Hepatocellular 369 3 Renal non-clear cell 348 2 Data from The Cancer Genome Atlas data in cBioPortal [Bar Chat] 19

IDEAYA MAT2A Inhibitors Demonstrate Synthetic Lethality in MTAP-Null Cell Line & PD Modulation of SAM Levels PD Modulation: SAM Levels in HCT116 Cell Line Synthetic Lethality in HCT116 Cell Line IDB361 IDEAYA data, including for IDB361 as illustrative compound Structurally Enabled Lead Optimization IDB proprietary MAT2Ai co-crystal structure (1.33Å) (+10 high-resolution co-crystal structures) Lead Series Highly Potent In Vitro Lead series includes multiple compounds having nM potency across multiple MTAP-null cell lines Lead series shows > 10x ratio of IC50 cell potency in HCT116 wild-type vs MTAP -/- IDB361 shows ~50nM to ~300nM IC50 cell potency across HCT116 and endogenous MTAP-null cell lines, and ~ 15x ratio in HCT116 w.t. vs MTAP -/- IDEAYA MAT2A Inhibitors Demonstrate Synthetic Lethality in MTAP-Null Cell Line & PD Modulation of SAM Levels Structurally Enabled Lead Optimization IDB proprietary MAT2Ai co-crystal structure (1.33Å) (+10 high-resolution co-crystal structures) Lead Series Highly Potent In Vitro Lead series includes multiple compounds having nM potency across multiple MTAP-null cell lines Lead series shows > 10x ratio of IC50 cell potency in HCT116 wild-type vs MTAP -/- IDB361 shows ~50nM to ~300nM IC50 cell potency across HCT116 and endogenous MTAP-null cell lines, and ~ 15x ratio in HCT116 w.t. vs MTAP -/- IDEAYA data, including for IDB361 as illustrative compound Synthetic Lethality in HCT116 Cell Line IDB361 PD Modulation: SAM Levels in HCT116 Cell Line [Bar Chat] [Bar Chat] [Bar Chat] 20

IDEAYA MAT2A inhibitors demonstrate potent in vivo efficacy and PD modulation in HCT116 MTAP-/- xenograft model Lead series of IDEAYA MAT2A inhibitors Demonstrate ~60-100% tumor growth inhibition (TGI) at efficacious dose ranges of 3 to 30 mg/kg QD Comparable to higher TGI than Agios AGI-25696 at ≥10-fold lower doses (AGI-25696 dosed at 100, 300 mg/kg) CONFIDENTIAL IDEAYA MAT2A Compounds IDB361 shows in vivo tumor PD modulation following single 30 mg/kg dose S-adenosyl methionine (SAM) evaluated as in vivo tumor pharmacodynamic marker Tumor SAM decreases over time Plasma methionine increases over time * TGI variability of ~10 to ~20% observed in model IDEAYA data HCT116 MTAP-/- Xenograft Model IDEAYA BIOSCIENCES IDEAYA MAT2A inhibitors demonstrate potent in vivo efficacy and PD modulation in HCT116 MTAP-/- xenograft model HCT116 MTAP-/- Xenograft Model IDEAYA MAT2A Compounds * TGI variability of ~10 to ~20% observed in model Lead series of IDEAYA MAT2A inhibitors Demonstrate ~60-100% tumor growth inhibition (TGI) at efficacious dose ranges of 3 to 30 mg/kg QD Comparable to higher TGI than Agios AGI-25696 at ≥10-fold lower doses (AGI-25696 dosed at 100, 300 mg/kg) IDEAYA data CONFIDENTIAL IDB361 shows in vivo tumor PD modulation following single 30 mg/kg dose S-adenosyl methionine (SAM) evaluated as in vivo tumor pharmacodynamic marker Tumor SAM decreases over time Plasma methionine increases over time [Bar Chat] [Bar Chat] 21

IDEAYA data AACR-NCI-EORTC meeting, 2019; webcast: https://investor.agios.com/events/event-details/agios-live-webcast-aacr-nci-eortc IDEAYA MAT2A inhibitors efficacious in endogenous MTAP-/- models and have potential to differentiate from AG-270 Efficacious in endogenous in vivo MTAP-/- KP4 xenograft model Superior efficacy compared to Agios published compound AGI-25696 Significant TGI in endogenous MTAP -/- BxPC3 xenograft model No evidence of liver injury or increased unconjugated bilirubin in preclinical studies across multiple compounds in lead series AG-270 clinical DLTs include increased bilirubin and liver toxicity Physical property optimization focus AG-270 observed non-linear exposure >200mg QD (hypothesis of GI absorption limitations) Patient selection strategy based on confirmed MTAP deletion Development Candidate nomination activities ongoing to deliver differentiated MAT2Ai IDEAYA BIOSCIENCES IDEAYA MAT2A inhibitors efficacious in endogenous MTAP-/- models and have potential to differentiate from AG-270 Development Candidate nomination activities ongoing to deliver differentiated MAT2Ai Efficacious in endogenous in vivo MTAP-/- KP4 xenograft model Superior efficacy compared to Agios published compound AGI-25696 Significant TGI in endogenous MTAP -/- BxPC3 xenograft model No evidence of liver injury or increased unconjugated bilirubin in preclinical studies across multiple compounds in lead series AG-270 clinical DLTs include increased bilirubin and liver toxicity Physical property optimization focus AG-270 observed non-linear exposure >200mg QD (hypothesis of GI absorption limitations) Patient selection strategy based on confirmed MTAP deletion AACR-NCI-EORTC meeting, 2019; webcast: https://investor.agios.com/events/event-details/agios-live-webcast-aacr-nci-eortc [Bar Chat] 22

Pol theta Drug Discovery Pol theta Synthetic Lethality Program Candidate Biomarkers: BRCA/HRD Pol theta Biomarker IDEAYA Pol theta inhibitor cell potency in DLD1 BRCA2 line In vivo evaluation of lead series ongoing Pol theta synthetic lethality with BRCA1/2 in HCCT116 cells Synthetic Lethal Screen with BRCA2 reveals Pol theta as a top hit Molecular Cell, March 2019, Elledge et al ATPase Polymerase Zahn KE. Nat Struct Mol Biol 2015, Ceccaldi R. Nature 2015 RAD51 binding sites RAD51 binding IDEAYA has <10nM biochemical potency Pol theta inhibitors against both ATPase and Polymerase Domains; x-ray co-crystal structure is guiding drug-design IDEAYA data IDEAYA data Cellular IC50 = <100 nM n=12 Pol theta Synthetic Lethality Program Candidate Biomarkers: BRCA/HRD Pol theta Biomarker Synthetic Lethal Screen with BRCA2 reveals Pol theta as a top hit Molecular Cell, March 2019, Elledge et al Pol theta synthetic lethality with BRCA1/2 in HCCT116 cells IDEAYA data Pol theta Drug Discovery IDEAYA has <10nM biochemical potency Pol theta inhibitors against both ATPase and Polymerase Domains; x-ray co-crystal structure is guiding drug-design RAD51 binding ATPase Polymerase RAD51 binding sites Zahn KE. Nat Struct Mol Biol 2015, Ceccaldi R. Nature 2015 IDEAYA Pol theta inhibitor cell potency in DLD1 BRCA2 line In vivo evaluation of lead series ongoing Cellular IC50 = <100 nM IDEAYA data [Bar Chat] [Bar Chat] [Bar Chat] 23

Discovery: completed multiple hit discovery campaigns using a range of screening formats and compound libraries Screening: robust suite of biochemical and biophysical assays to identify WRN inhibitors and differentiate false positives Lead Series: identified a lead series with <100 nanomolar IC50 potency in a Werner helicase biochemical assay ~2000x potency improvement obtained through ongoing SAR Werner Drug Discovery Werner Biomarker Werner Synthetic Lethality Program Candidate Biomarkers: High-MSI Werner Syndrome Helicase is Required for the Survival of Cancer Cells with Microsatellite Instability IDEAYA Publication Cell Press, iScience, March 2019, Hager et al Project Drive: Werner is essential in MSI high cancer cell lines Project Drive IDEAYA data IDB-WRN1 ATPase IC50 = ~30 mM IDB-WRN2 ATPase IC50 = <100 nM Werner Synthetic Lethality Program Candidate Biomarkers: High-MSI Werner Biomarker Werner Drug Discovery Werner Syndrome Helicase is Required for the Survival of Cancer Cells with Microsatellite Instability IDEAYA Publication Cell Press, iScience, March 2019, Hager et al Project Drive: Werner is essential in MSI high cancer cell lines Discovery: completed multiple hit discovery campaigns using a range of screening formats and compound libraries Screening: robust suite of biochemical and biophysical assays to identify WRN inhibitors and differentiate false positives Lead Series: identified a lead series with <100 nanomolar IC50 potency in a Werner helicase biochemical assay ~2000x potency improvement obtained through ongoing SAR IDB-WRN1 ATPase IC50 = ~30 mM IDB-WRN2 ATPase IC50 = <100 nM Project Drive IDEAYA data [Bar Chat] [Bar Chat] 24

IDEAYA's Precision Medicine Oncology Pipeline

Target Milestones through 2020

Candidate Pipeline		Indication	Biomarker	Preclinical	IND	Phase 1	Phase 2	Registration Enabling	Target Milestone through 2020
Direct Targeting	IDE196 *PKC inhibitor*	MUM Mono	GNAQ/11						Ph 1/2 Interim Data Q2/Q3 2020
		Non-MUM Solid Tumors	GNAQ/11						Ph 1/2 Interim Data Q2/Q3 2020
		MUM Combos	GNAQ/11						Ph 1/2 Clinical Combo with MEK
		NSCLC + EGFRi	PKC-delta						Ph 1/2 Clinical Combo with EGFRi

Research Pipeline		Indication	Biomarker	Preclinical	IND	Phase 1	Phase 2	Registration Enabling	Target Milestone through 2020
Synthetic Lethality	MAT2A	Solid Tumors	MTAP						IND in H2 2020
	PARG	Solid Tumors	BER, BRCA						2nd SL Program Preclinical Data / Prioritization
	Pol-theta	Solid Tumors	HRD/BRCA						
	WRN	Solid Tumors	High-MSI						

= Target program milestone through 2020

Targeting 2 programs from IND to Ph2 Registration-Enabling by end of 2020

Registration-Enabling: Phase 3 or Phase 2 (Accelerated Approval pathway); for MUM Mono, Phase 2 is potential registration enabling study
PKC = protein kinase C, MUM = metastatic uveal melanoma, NSCLC = non small cell lung cancer, HRD = homologous recombination deficiency, MSI = microsatellite instability

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